Supplement dated March 31, 2006 to the Prospectus dated March 1, 2006

                Claymore Securities Defined Portfolio, Series 285

                        ZACKS SELECT PORTFOLIO, SERIES 1


     Supplement dated March 31, 2006 to the Prospectus dated March 16, 2006

                Claymore Securities Defined Portfolio, Series 288

                   PERONI GROWTH PORTFOLIO, SPRING 2006 SERIES

Notwithstanding anything to the contrary in the Prospectus, investors who make a purchase of at least $650,000 of units of the trust on the date of this Supplement shall be entitled to a sales charge reduction (as a percentage of the Public Offering Price) of 1.50%. Furthermore, the distribution fee paid for a purchase of at least $650,000 of units of the trust on the date of this Supplement shall be 0.75% concession per unit (as a percentage of the Public Offering Price).